                                                                    Exhibit 99.1
                                                                                                                           Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of NN, Inc. (the "Company") on Form
10-Q for the  quarterly  period  ended  September  30,  2002,  as filed with the
Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned,  in the  capacities  and  dates  indicated  below,  hereby  certify pursuant  to 18  U.S.C.  ss.  1350,  as  adopted  pursuant  to  ss.  906  of the
Sarbanes-Oxley  Act of  2002,  that,  to our  knowledge:  (1) The  Report  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) The  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

                                   /s/ Roderick R. Baty
                                 -----------------------------------------------
                                 Roderick R. Baty
                                 Chairman, President and Chief Executive Officer

                                  /s/ David L. Dyckman
                                 -----------------------------------------------
                                 David L. Dyckman
                                 Chief Financial Officer